UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 11, 2012

QUALITY DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24180	59-3239073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 Park Oaks Boulevard, Suite 200

Tampa, Florida 33610

(Address of principal executive offices including Zip Code)

(813) 630-5826

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on June 15, 2012, by Quality Distribution, Inc. (“Quality”), to include the financial information referred to in Item 9.01(a) and (b) below relating to the completion of the acquisition of assets of Wylie Bice Trucking, LLC (“Bice”) and RM Resources, LLC (“RM”) on June 1 and 11, 2012, respectively. Pursuant to the instructions to Item 9.01 of Form 8-K, Quality hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial information.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited statement of financial position of Bice and RM as of December 31, 2011, the related statement of operations, changes in members’ equity, and cash flows for the year then ended are attached as Exhibit 99.1.

The unaudited interim financial statements of Bice and RM as of and for the three months ended March 31, 2012 and 2011 are attached as Exhibit 99.2.

(b)	Pro Forma Financial Information.

On June 1 and June 11, 2012, Quality completed its acquisition of assets of Bice and RM, respectively. Attached hereto as Exhibit 99.3 are the following pro forma financial statements:

1.	Unaudited pro forma combined statements of operations for the three months ended March 31, 2012 and the twelve months ended December 31, 2011 which gives effect to the assets acquired of Bice and RM as if they had occurred on January 1, 2011.

2.	Unaudited pro forma combined balance sheet as of March 31, 2012, which gives effect to the assets acquired of Bice and RM as if they had occurred on January 1, 2011.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits

Exhibit No.	Description of the Exhibit

Exhibit 23.1	Consent of independent certified public accountants.

Exhibit 99.1	Audited statement of financial position of Wylie Bice Trucking, LLC as of December 31, 2011, and the related statement of operations, changes in member’s equity, and cash flows for the twelve months then ended . Incorporated herein by reference to Quality Distribution, Inc.’s Current Report on Form 8-K/A, filed August 2, 2012.

Exhibit 99.2	Audited statement of financial position of RM Resources, LLC as of December 31, 2011, and the related statement of operations, changes in members’ equity, and cash flows for the twelve months then ended . Incorporated herein by reference to Quality Distribution, Inc.’s Current Report on Form 8-K/A, filed August 2, 2012.

Exhibit 99.3	Unaudited interim financial statements for Wylie Bice Trucking, LLC as of and for the three months ended March 31, 2012 and 2011. Incorporated herein by reference to Quality Distribution, Inc.’s Current Report on Form 8-K/A, filed August 2, 2012.

Exhibit 99.4	Unaudited interim financial statements for RM Resources, LLC as of and for the three months ended March 31, 2012 and 2011. Incorporated herein by reference to Quality Distribution, Inc.’s Current Report on Form 8-K/A, filed August 2, 2012.

Exhibit 99.5	Unaudited pro forma combined financial information. Incorporated herein by reference to Quality Distribution, Inc.’s Current Report on Form 8-K/A, filed August 2, 2012,

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2012

QUALITY DISTRIBUTION, INC.

By:	/s/ Joseph J. Troy
Name:	Joseph J. Troy
Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit 23.1	Consent of independent certified public accountants.

Exhibit 99.1	Audited statement of financial position of Wylie Bice Trucking, LLC as of December 31, 2011, and the related statement of operations, changes in member’s equity, and cash flows for the twelve months then ended . Incorporated herein by reference to Quality Distribution, Inc.’s Current Report on Form 8-K/A, filed August 2, 2012.

Exhibit 99.2	Audited statement of financial position of RM Resources, LLC as of December 31, 2011, and the related statement of operations, changes in members’ equity, and cash flows for the twelve months then ended . Incorporated herein by reference to Quality Distribution, Inc.’s Current Report on Form 8-K/A, filed August 2, 2012.

Exhibit 99.3	Unaudited interim financial statements for Wylie Bice Trucking, LLC as of and for the three months ended March 31, 2012 and 2011. Incorporated herein by reference to Quality Distribution, Inc.’s Current Report on Form 8-K/A, filed August 2, 2012.

Exhibit 99.4	Unaudited interim financial statements for RM Resources, LLC as of and for the three months ended March 31, 2012 and 2011. Incorporated herein by reference to Quality Distribution, Inc.’s Current Report on Form 8-K/A, filed August 2, 2012.

Exhibit 99.5	Unaudited pro forma combined financial information. Incorporated herein by reference to Quality Distribution, Inc.’s Current Report on Form 8-K/A, filed August 2, 2012.